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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       February 11, 1997
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                           Synthetic Industries, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     33-11479               58-1049400
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

       309 LaFayette Road, Chickamauga, Georgia                   30707
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code       (706) 375-3121
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Item 5.    Other Events

        On February 11, 1997, Synthetic Industries, Inc. issued pursuant to Rule 144A under the Securities Act of 1933, as amended, $170 million in aggregate principal amount of its 9 1/4% Senior Subordinated Notes due 2007 (the "Notes"). Attached hereto as Exhibit 99 is the press release issued on February 11, 1997, announcing the issuance of the Notes.

Item 7.    Financial Statements and Exhibits

        Exhibit 99      Text of press release issued on February 11, 1997
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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 12, 1997                     By: /s/ JOSEPH SINICROPI
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                                                Name:  Joseph Sinicropi
                                                Title: Chief Financial Officer
                                                       and Secretary
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                                  EXHIBIT INDEX
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 Exhibit
 Number                         Description
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Exhibit 99      Text of press release issued on February 11, 1997